UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010

ALMOST FAMILY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices)

 (502) 891-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Almost Family, Inc. (the “Company”) held on May 3, 2010, the stockholders elected each of the Company’s nominees for director to serve for terms of one year and until their successors are elected and qualified.  Stockholders also ratified the appointment of independent auditors, Ernst & Young LLP, for the year ended December 31, 2010.

The following table shows the final voting results for the Annual Meeting of Stockholders:

Proposals and Vote Tabulations

Ratification of Independent Auditors
	Votes Cast
	For	Against	Abstain	Broker Non-votes
Approval of the appointment of independent auditors for 2010	7,765,586	89,189	23,224	0

Election of Directors

Director	Votes Received	Votes Withheld

William B. Yarmuth	5,770,480	221,822
Steven B. Bing	5,763,703	228,599
Donald G. McClinton	5,772,610	219,692
Tyree G. Wilburn	5,703,352	288,950
Jonathan D. Goldberg	5,227,051	765,251
W. Earl Reed, III	5,844,403	147,899
Henry M. Altman, Jr.	5,841,805	150,497

There were 1,885,697 broker non-votes for each director nominee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALMOST FAMILY, INC.

Date: May 6, 2010	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
Chief Financial Officer